EXHIBIT 99.1 FOR IMMEDIATE RELEASE
Press Release AIG 175 Water Street New York, NY 10038 www.aig.com

Contacts:

Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com

Fernando Melon (Investors): 212-770-4630; fernando.melon@aig.com

Jennifer Hendricks Sullivan (Media): 212-770-3141; jennifer.sullivan@aig.com

AIG ANNOUNCES FINAL RESULTS OF ITS CASH TENDER OFFER

NEW YORK, March 22, 2016 – American International Group, Inc. (NYSE: AIG) today announced the final results as of 11:59 p.m., New York City time, on March 21, 2016, the expiration date, of its previously announced cash tender offer for up to $1.0 billion (U.S. Dollar equivalent) aggregate principal amount of the notes and debentures issued or guaranteed by AIG listed in the table below, pursuant to its offer to purchase dated February 23, 2016 (the “Offer to Purchase”). The complete terms of the tender offer are set forth in the Offer to Purchase and the related letter of transmittal.

AIG has accepted all notes and debentures validly tendered and not validly withdrawn.

As of the expiration date, the principal amount of notes and debentures of each series validly tendered and accepted by AIG, the acceptance priority level and the “Total Consideration” per $1,000, £1,000 or €1,000 principal amount are as set forth in the table below. The Total Consideration includes an early participation amount of $50, £50 or €50 per $1,000, £1,000 or €1,000 principal amount, as applicable, to be paid to holders who validly tendered and did not validly withdraw their notes and debentures at or prior to 5:00 p.m., New York City time, on March 7, 2016 and whose securities have been accepted for purchase by AIG. Holders who validly tendered their notes or debentures after 5:00 p.m., New York City time, on March 7, 2016, and on or prior to the expiration date and whose securities have been accepted for purchase will receive only the applicable “Tender Offer Consideration,” which is equal to the Total Consideration less the early participation amount.

The payment date is expected to be on or about March 23, 2016. Holders whose notes and debentures are accepted in this tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to, but excluding, the payment date.

FOR IMMEDIATE RELEASE

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This press release is qualified in its entirety by the Offer to Purchase and related letter of transmittal.

AIG retained Credit Suisse Securities (Europe) Limited, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC as the Joint Lead Dealer Managers. Global Bondholder Services Corporation was the Information Agent and Depositary. For additional information regarding the expiration of the tender offer or the expected payment date, please contact: Credit Suisse Securities (Europe) Limited at +44 (0) 207 888 5564; Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect); Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or (704) 410-4760 (collect); or Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 924-2200 (for all others toll-free) or +001 (212) 430-3774 (international), or by email at aig@gbsc-usa.com.

Certain statements in this press release, including those describing the completion of the tender offer, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization. Founded in 1919, today we provide a wide range of property casualty insurance, life insurance, retirement products, mortgage insurance and other financial services to customers in more than 100 countries and jurisdictions. Our diverse offerings include products and services that help businesses and individuals protect their assets, manage risks and provide for retirement security. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com and www.aig.com/strategyupdate | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance | LinkedIn: http://www.linkedin.com/company/aig. These references with additional information about AIG have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release.

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier(s)	Principal Amount Outstanding (millions)	Acceptance Priority Level	Principal Amount Tendered and Accepted (millions)	Principal Amount Tendered and Accepted (U.S. Dollar equivalent) (millions)	Total Consideration(1)
8 1⁄8% Junior Subordinated Deferrable Interest Debentures, Series B	AIG Life Holdings, Inc.*	CUSIP: 00138GAC3 ISIN: US00138GAC33	$227.3	1	$15.3	$15.3	$18,917,056.48

8.175% Series A-6 Junior Subordinated Debentures	AIG	CUSIP: 026874BS5 026874BR7 (144A) U02687BW7 (Reg. S) ISIN: US026874BS54 US026874BR71 (144A) USU02687BW75 (Reg. S)	$607.2	2	$169.4	$169.4	$211,484,081.64

6.25% Series A-1 Junior Subordinated Debentures	AIG	CUSIP: 026874BE6 ISIN: US026874BE68	$403.2	3	$290.6	$290.6	$302,307,547.24

8 1⁄2% Junior Subordinated Debentures due 2030	AIG Life Holdings, Inc.*	CUSIP: 00138GAA7 ISIN: US00138GAA76	$116.4	4	$2.3	$2.3	$3,045,702.12
7.57% Junior Subordinated Deferrable Interest Debentures, Series A	AIG Life Holdings, Inc.*	CUSIP: 00138GAB5 ISIN: US00138GAB59	$78.9	5	$6.1	$6.1	$7,064,403.50

8.625% Series A-8 Junior Subordinated Debentures†	AIG	ISIN: XS0365317113 (144A) XS0365314284 (Reg. S)	£5.6	6	£0.1	$0.1	£112,932.00

8.000% Series A-7 Junior Subordinated Debentures †	AIG	ISIN: XS0365324838 (144A) XS0365323608 (Reg. S)	€12.9	7	€0.5	$0.6	€565,360.00

5.60% Debentures Due July 31, 2097	SunAmerica Inc.**	CUSIP: 866930AG5 ISIN: US866930AG50	$20.3	8	$0.4	$0.4	$318,430.71

6 5⁄8% Notes Due 2029	AIG Life Holdings, Inc.*	CUSIP: 026351AZ9 ISIN: US026351AZ90	$150.0	9	$2.9	$2.9	$3,346,963.55

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier(s)	Principal Amount Outstanding (millions)	Acceptance Priority Level	Principal Amount Tendered and Accepted (millions)	Principal Amount Tendered and Accepted (U.S. Dollar equivalent) (millions)	Total Consideration(1)
6.820% Dollar Notes Due November 15, 2037	AIG	CUSIP: 026874CW5 026874CE5 (144A) U02687 CJ5 (Reg. S) ISIN:US026874CW 57 US026874CE59 (144A) USU02687CJ55 (Reg. S)	$243.5	10	$66.4	$66.4	$77,704,163.68

6.25% Notes Due 2036	AIG	CUSIP: 026874AZ0 026874AY3 (144A) U02687AF5 (Reg. S) ISIN: US026874AZ07 US026874AY32 (144A) USU02687AF51 (Reg. S)	$1,000.0	11	$182.4	$182.4	$199,762,626.90

*	Guaranteed by AIG.
**	All obligations of SunAmerica Inc. were assumed by AIG in 1999.
†	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.
(1)	Assuming payment is made on March 23, 2016. Per $1,000, £1,000 or €1,000 principal amount of notes or debentures. The Total Consideration includes an early participation amount of $50, £50 or €50 per $1,000, £1,000 or €1,000 principal amount, as applicable, to be paid to holders who validly tendered and did not validly withdraw their notes and debentures at or prior to 5:00 p.m., New York City time, on March 7, 2016 and whose securities have been accepted for purchase by AIG. Holders whose notes or debentures are accepted in this tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to but excluding the payment date.

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